SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 1, 2005
                                                         ------------------



                          Strategic Hotel Capital, Inc.
                          -----------------------------
             (Exact Name of Registrant as specified in its charter)



          Maryland                     001-32223                 33-1082757
----------------------------     ----------------------     --------------------
(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                 Number)              Identification No.)


            77 West Wacker Drive, Suite 4600, Chicago, Illinois 60601
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 658-5000
                                                           --------------

                                       N/A
                                     -------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 1, 2005, SHC Columbus Drive, LLC, a wholly owned subsidiary of Strategic Hotel Funding, L.L.C., the operating partnership of Strategic Hotel Capital, Inc. (the "Company"), closed on its previously announced acquisition of the Fairmont Chicago hotel from Buckingham Fountain Hotel, LLC, an affiliate of The Swig Company of San Francisco, for a purchase price of $154.7 million, or a price of $224,000 per room. The transaction was funded with proceeds raised through the Company's public offering of common stock which closed on August 16, 2005.


Item 9.01 Financial Statements and Exhibits.


(c) Exhibits.

        Exhibit Number          Description

        99.1                    Press Release dated September 1, 2005








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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            STRATEGIC HOTEL CAPITAL, INC.


                                            By:    /s/ Monte J. Huber
                                               ----------------------
                                               Name:   Monte J. Huber
                                               Title:  Vice President,
                                                       Controller and Treasurer




Date: September 6, 2005







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                                  Exhibit Index



            Exhibit Number      Description
            --------------      -----------

                 99.1           Press Release dated September 1, 2005